Exhibit 10.26
FIRST AMENDMENT
TO THE
ENVISTA HOLDINGS CORPORATION
EXCESS CONTRIBUTION PROGRAM

WHEREAS, Envista Holdings Corporation (the “Company”) previously established and currently maintains the Envista Holdings Corporation Excess Contribution Program (the “ECP”) to provide supplemental retirement benefits on a pre-tax basis in excess of qualified plan limitations to select management employees of the Company and its subsidiaries;

WHEREAS, the ECP was originally established as a sub-plan under the Envista Holdings Corporation 2019 Omnibus Incentive Plan; however, effective January 1, 2025, the ECP will be part of the Envista Holdings Corporation Deferred Compensation Plan (as amended and restated effective January 1, 2025, the “DCP”) and no longer a sub-plan under the Envista Holdings Corporation 2019 Omnibus Incentive Plan;

WHEREAS, pursuant to Section 8.1 of the ECP, the Company is authorized to amend the ECP at any time; and

WHEREAS, the Company now desires to amend the ECP to make clear that the ECP in its current form will be frozen effective as of January 1, 2025 when it will become part of the DCP.

NOW, THEREFORE, the ECP hereby is amended as follows:

1.    Notwithstanding any provision of the ECP to the contrary, Article VIII of the ECP is amended by adding the following new Section 8.3 at the end thereof:

8.3    Freeze of Program; Continuation of Program as Part of the DCP. Notwithstanding any provision in the Program to the contrary, effective on January 1, 2025, the Program as in effect prior to January 1, 2025 shall be frozen, and the Program will be part of the DCP (as amended and restated effective January 1, 2025) and will no longer be a sub-plan under the Envista Holdings Corporation 2019 Omnibus Incentive Plan.
2.    Except as hereinabove amended, the ECP shall remain in full force and effect.

[REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the Company has caused this First Amendment to the Envista Holdings Corporation Excess Contribution Program to be executed this    20th        day of November, 2024.

ENVISTA HOLDINGS CORPORATION

By:	/s/ S. Daniel Meade
Name:	S. Daniel Meade
Title:	Vice President, Global Rewards
2